Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Ian Lee, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A (Amendment No. 1) of Glory Star New Media Group Holdings Limited;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 12, 2020	By:	/s/ Ian Lee
Ian Lee
Chief Financial Officer (Principal Financial and Accounting Officer)